EXHIBIT 32.2

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Paramount Group, Inc. (the “Company”), hereby certifies, to such officer’s knowledge, that:

•

the Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

July 31, 2019		/s/ Wilbur Paes
	Name:	Wilbur Paes
	Title:	Executive Vice President, Chief Financial Officer and Treasurer